UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2014

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

INTRODUCTION

On February 17, 2014, Taylor Capital Group, Inc. (“Taylor Capital”), the members of its board of directors (the “Taylor Capital Board”) and MB Financial, Inc. (“MB Financial”) entered into a memorandum of understanding (the “MOU”) with plaintiffs regarding the settlement of certain litigation in response to the announcement of the Agreement and Plan of Merger, dated as of July 14, 2013, between MB Financial and Taylor Capital (the “Merger Agreement”).

On July 15, 2013, Taylor Capital and MB Financial announced that they had entered into the Merger Agreement, pursuant to which Taylor Capital will be acquired by MB Financial through a merger of Taylor Capital with and into MB Financial (the “Merger”).  On October 17, 2013, MB Financial filed a Registration Statement on Form S-4 with the United States Securities and Exchange Commission (the “SEC”) that included a preliminary version of a joint proxy statement/prospectus for the Merger.  On or about January 21, 2014, in connection with special meetings of their respective stockholders to approve the Merger Agreement, Taylor Capital and MB Financial each mailed copies of the final joint proxy statement/prospectus, dated January 14, 2014, to their respective stockholders (the “Proxy Statement”).  The Proxy Statement was filed by each of Taylor Capital and MB Financial with the SEC on January 15, 2014.

As disclosed on page 99 of the Proxy Statement, on July 26, 2013, an action captioned James Sullivan v. Taylor Capital Group, Inc., et al., Case No. 2013-CH17751 (the “Sullivan Action”) was commenced against Taylor Capital, the Taylor Capital Board (collectively, the “Taylor Capital Defendants”), and MB Financial (collectively, the “Defendants”) in the Circuit Court of Cook County, Illinois (the “Court”), alleging that the Taylor Capital Board breached its fiduciary duties in connection with the Merger and that MB Financial aided and abetted those breaches of fiduciary duty.  On August 8, 2013, a stockholder class action captioned Dennis Panozzo v. Taylor Capital Group, Inc., et. al., Case No. 2013-CH-18546 (the “Panozzo Action”) was commenced against the Defendants in the Court making similar allegations in connection with the Merger.  Subsequently, on September 10, 2013, the Sullivan Action and the Panozzo Action were consolidated pursuant to Court order under the first-filed Sullivan Action, Case No. 2013-CH17751 (as so consolidated, the “Action”).  On October 24, 2013, the plaintiffs in the Action (the “Plaintiffs”) filed a consolidated amended class action complaint, alleging that the Taylor Capital Board breached its fiduciary duties in connection with the Merger, including by making incomplete and misleading disclosures concerning the Merger, and that MB Financial aided and abetted those breaches of fiduciary duty.

On February 17, 2014, solely to eliminate the costs, risks, burden, distraction and expense of further litigation and to put the claims that were or could have been asserted to rest, the Defendants entered into the MOU with the Plaintiffs pursuant to which Taylor Capital and MB Financial have agreed to make the disclosures concerning the Merger set forth below.  The MOU also provides that, solely for purposes of settlement, the Court will certify a class consisting of all persons who were record or beneficial stockholders of Taylor Capital when the Merger was approved by the Taylor Capital Board or any time thereafter (the “Class”).  In addition, the MOU provides that, subject to approval by the Court after notice to the members of the Class (the “Class Members”), the Action will be dismissed with prejudice and all claims that the Class Members may possess with regard to the Merger, with the exception of claims for statutory appraisal, will be released.  In connection with the settlement, the Plaintiffs’ counsel have expressed their intention to seek an award by the Court of attorneys’ fees and expenses.  The amount of the award to the Plaintiffs’ counsel will ultimately be determined by the Court.  This payment will not affect the amount of merger consideration to be paid by MB Financial or that any Taylor Capital stockholder will receive in the Merger.  There can be no assurance that the parties will ultimately enter into a definitive settlement agreement or that the Court will approve the settlement even if the parties enter into such an agreement.  In the absence of either event, the proposed settlement as contemplated by the MOU may be terminated.

The Defendants continue to believe that the Action is without merit, have vigorously denied, and continue to vigorously deny, all of the allegations of wrongful or actionable conduct asserted in the Action, and the Taylor Capital Board vigorously maintains that it diligently and scrupulously complied with its fiduciary duties, that the Proxy Statement is complete and accurate in all material respects and that no further disclosure is required under applicable law.  The Defendants are entering into the MOU and the contemplated settlement solely to eliminate the costs, risks, burden, distraction and expense of further litigation and to put the claims that were or could have been asserted to rest.  Nothing in the MOU, any settlement agreement or any public filing, including this Current Report on Form 8-K (“Current Report”), shall be deemed an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any public filing associated with the proposed settlement of the Action.

SUPPLEMENTAL DISCLOSURES

The following information supplements the Proxy Statement and should be read in conjunction with the Proxy Statement, which should be read in its entirety.  All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report have the meanings set forth in the Proxy Statement, unless otherwise defined herein.

The following disclosures supplement the information contained in the Proxy Statement under “Opinion of Sandler O’Neill & Partners, L.P.—Financial Advisor to Taylor Capital,” which begins on page 68 of the Proxy Statement.

Taylor Capital does not as a matter of course make public projections as to future sales, earnings, or other results of operations or aspects of its financial condition due to the unpredictability of the underlying assumptions and estimates inherent in such projections.  However, in connection with the review of the Merger, at the request of Taylor Capital’s financial advisor, Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), during the course of Sandler O’Neill’s consideration of the proposed transaction, Taylor Capital’s management prepared certain internal projections that were provided to Sandler O’Neill, from which Sandler O’Neill, in discussion with Taylor Capital senior management, derived a projected earnings stream and other projections for Taylor Capital.  Those projections included forecasts of Taylor Capital’s diluted earnings per share and dividends per share for the years ending December 31, 2013 through December 31, 2018 (the “Diluted EPS/DPS Projections”), as well as financial projections for the years ending December 31, 2013 through December 31, 2018 of (a) total assets, (b) total shareholders’ equity, (c) Tier 1 risk-based capital, (d) total revenue, (e) net income, (f) return on average assets, (g) return on average common equity, (h) book value per share, and (i) tangible book value per share (the “Financial Projections” and, collectively with the Diluted EPS/DPS Projections, the “Projections”).  The Projections were used by Sandler O’Neill in connection with its analyses with respect to the fairness, from a financial point of view, of the consideration payable to the holders of Taylor Capital’s common stock and nonvoting preferred stock in connection with the Merger.  Subject to the foregoing, Defendants make the following additional disclosure.

Diluted EPS/DPS Projections:

	12/31/2013	12/31/2014		12/31/2015	12/31/2016	12/31/2017	12/31/2018
EPS	$1.55	$1.20	*	$1.27	$1.39	$1.51	$1.65
DPS	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00

* As noted at pages 72 and 80 of the Proxy Statement, 2014 earnings per share of $1.20 excludes Cole Taylor Mortgage earnings.

Financial Projections:

	Projected Periods Ending:
Dollar Values in Millions	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	12/31/18
Total Assets	$5,702.1	$5,888.1	$6,079.2	$6,278.5	$6,486.5	$6,703.4
Total Shareholders’ Equity	499.1	534.4	571.8	612.9	657.9	707.0
Tier I Risk Based Capital	13.93%	15.49%	15.94%	16.41%	16.92%	17.47%
Total Revenue	$350.2	$207.4	$212.0	$219.2	$226.7	$234.4
Net Income	$59.7	$43.3	$45.4	$49.1	$52.9	$57.1
Return on Average Assets	1.04%	0.75%	0.76%	0.79%	0.83%	0.87%
Return on Average Common Equity	12.06%	8.46%	8.28%	8.35%	8.39%	8.43%
Book Value Per Share	$13.71	$14.92	$16.21	$17.62	$19.16	$20.85
Tangible Book Value Per Share	$13.71	$14.92	$16.21	$17.62	$19.16	$20.85

The Projections were, in general, prepared solely for internal use and are subjective in many respects and therefore subject to interpretation.  The inclusion of the Projections in this Current Report should not be regarded as an indication that any of Taylor Capital, MB Financial, or Sandler O’Neill, or any other recipient of this information considered, or now considers, the Projections to be necessarily predictive of actual future results.  While presented with numeric specificity, the Projections, which were not prepared in the ordinary course of business, were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Taylor Capital’s management, including, without limitation, the factors identified in the Proxy Statement in the section entitled “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS,” Item 1A “Risk Factors” in Taylor Capital’s Annual Report on Form 10-K for the year ended December 31, 2012, and all other reports subsequently filed by Taylor Capital with the SEC.  Accordingly, actual results could vary significantly from those set forth in such forecasts.

The Projections also reflect assumptions as to certain business decisions that are subject to change.  In addition, the Projections do not take into account any circumstances or events occurring after the date on which they were prepared and, accordingly, do not give effect to the Merger or any changes to Taylor Capital’s operations or strategy that may be implemented after the Merger is consummated.  Accordingly, there can be no assurance that the Projections will be realized or that actual results will not be materially different than estimated.  Taylor Capital has made publicly available certain of its actual results of operations for the year ended December 31, 2013 in a Current Report on Form 8-K filed with the SEC on January 22, 2014.  Taylor Capital’s filings with the SEC are available at www.sec.gov. Readers of this Current Report are cautioned not to place reliance on the Projections set forth above.

The inclusion of the Projections in this Current Report should not be regarded as an indication that any of Taylor Capital, MB Financial, Sandler O’Neill or their affiliates, advisors, officers, directors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied upon as such.  None of Taylor Capital, MB Financial, Sandler O’Neill or their affiliates, advisors or representatives can give any assurance that actual results will not differ from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date such projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error.  None of Taylor Capital, MB Financial, Sandler O’Neill or their affiliates, advisors, officers, directors or representatives intends to make publicly available any update or other revisions to the Projections, except as required by law.  None of Taylor Capital, MB Financial, Sandler O’Neill or their affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder or other person regarding the ultimate performance of Taylor Capital compared to the financial information contained in the Projections that forecasted results will be achieved.  Taylor Capital has made no representation to MB Financial or its affiliates, advisors, officers, directors or representatives, in the Merger Agreement or otherwise, concerning the Projections.

The Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.  This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Current Report are cautioned not to place reliance on such information.  Neither Taylor Capital’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Projections.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 expressing MB Financial’s or Taylor Capital’s expectations or predictions of future financial or business performance or conditions.  Forward-looking statements are typically identified by present verbs such as “believe,” “expect,” “anticipate,” “intend,” “target” or “estimate,” by nouns such as “targets,” “estimates,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions.  Such forward-looking statements include, but are not limited to, statements about the possible benefits of the business combination involving Taylor Capital and MB Financial, projections of future financial and operating results, statements about the combined company’s plans, objectives, expectations and intentions and other statements concerning matters that are not historical facts.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  In addition to factors discussed in the Proxy Statement under “Risk Factors” and factors previously disclosed in MB Financial’s and Taylor Capital’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements:

•                  expected revenues, cost savings, synergies and other benefits from the Merger might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters, including, but not limited to, customer and employee retention, might be greater than expected;

•                  the requisite stockholder and regulatory approvals for the Merger might not be obtained;

•                  the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses;

•                  results of examinations by regulatory authorities, including the possibility that any such regulatory authorities may, among other things, require increases in the allowance for loan losses or write-downs of assets;

•                  competitive pressures among depository institutions;

•                  interest rate movements and their impact on customer behavior and net interest margin;

•                  the impact of repricing and competitors’ pricing initiatives on loan and deposit products;

•                  fluctuations in real estate values;

•                  changes in both companies’ businesses during the period between now and the completion of the Merger may have adverse impacts on the combined company;

•                  the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place;

•                  MB Financial’s ability to realize the residual values of its direct finance, leveraged and operating leases;

•                  the ability to access cost-effective funding;

•                  changes in financial markets;

•                  changes in economic conditions in general and in the Chicago metropolitan area in particular;

•                  the costs, effects and outcomes of litigation;

•                  new legislation or regulatory changes, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities;

•                  changes in accounting principles, policies or guidelines;

•                  future acquisitions by MB Financial of other depository institutions or lines of business; and

•                  future goodwill impairment due to changes in MB Financial’s business, changes in market conditions, or other factors.

For any forward-looking statements made in this Current Report, MB Financial and Taylor Capital claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report.  MB Financial and Taylor Capital do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the dates on which the forward-looking statements are made.  All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Current Report and attributable to MB Financial, Taylor Capital or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report.

ADDITIONAL INFORMATION

In connection with the Merger, MB Financial has filed a registration statement on Form S-4 with the SEC, which was declared effective by the SEC on January 14, 2014.  The registration statement includes the Proxy Statement, which also constitutes a prospectus of MB Financial.  The Proxy Statement was mailed in definitive form to the stockholders of MB Financial and Taylor Capital on or about January 21, 2014.  Stockholders are advised to read the Proxy Statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, or will contain, as the case may be, important information about Taylor Capital, MB Financial and the proposed transaction.  Copies of all documents relating to the merger filed by Taylor Capital and MB Financial can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents also can be obtained free of charge by accessing Taylor Capital’s website at www.taylorcapitalgroup.com under the tab “SEC Filings” and then under “Documents” or by accessing MB Financial’s website at www.mbfinancial.com under the tab “Investor Relations” and then under “SEC Filings.”  Alternatively, these documents can be obtained free of charge from Taylor Capital, upon written request to Taylor Capital Group, Inc., Investor Relations, 9550 West Higgins Road, Rosemont, Illinois 60018 or by calling (847) 653-7978, or from MB Financial upon written request to MB Financial, Inc., Secretary, 6111 North River Road, Rosemont, Illinois 60018 or by calling (847) 653-1992.

PARTICIPANTS IN THIS TRANSACTION

Taylor Capital, MB Financial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC.  Information about these participants may be found in the definitive proxy statement of Taylor Capital relating to its 2013 Annual Meeting of Stockholders filed with the SEC on April 24, 2013 and the definitive proxy statement of MB Financial relating to its 2013 Annual Meeting of Stockholders filed with the SEC by MB Financial on April 12, 2013.  These definitive proxy statements can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants can be found in the Proxy Statement, copies of which may also be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: February 18, 2014	By:	/s/ Jill E. York
Jill E. York Vice President and Chief Financial Officer